Filed Pursuant to Rule 497

Securities Act File No. 333-228959

Minimum Offering of 1,500,000 Shares

Maximum Offering of 100,000,000 Shares

YieldStreet Prism Fund Inc.

Supplement No. 3 dated July 10, 2020

to

Prospectus dated May 11, 2020

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of YieldStreet Prism Fund Inc. (the “Company”) dated May 11, 2020, as amended or supplemented (the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 28 of the Prospectus before you decide to invest.

Schedules of Investments

The Schedule of Investments of the Company as of June 30, 2020 (Unaudited)1 is set forth below:

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1 Disclaimer: This Schedule of Investments has been prepared by the Adviser based upon the best information available to it at the time of such preparation. Actual returns on Investments, and the value of Investments made by the Company, which will be filed in the Company’s June 30, 2020 Semi-Annual Report on Form N-CSNR may vary from those presented in this Schedule of Investments. This Schedule of Investments is intended to provide a pro forma current portfolio of the Company and is not based on any financial statements prepared by SS&C, and has not been prepared by, reviewed or approved by SS&C. In addition, there have been no external valuations of the fair value of the Investments in accordance with ASC Topic 820-Fair Value Measurement, and the Company’s Board of Directors, through its Pricing Committee, has not established any fair value of the Investments.

		Reference Rate	Maturity	Par
	Rate	& Spread	Date	Amount	Value
CORPORATE PREFERRED BONDS – 14.40%
Preferred – 14.40%
BNY Mellon Preferred(d)	4.49%	4.49%	12/31/2049	$940,000	$979,950
JP Morgan Preferred(d)	5.07%	5.07%	12/31/2049	940,000	839,279
State Street Preferred(d)	5.78%	5.78%	12/31/2049	940,000	912,896
Total Preferred				2,820,000	2,732,125
Total Corporate Preferred Bonds (Cost $2,744,800)				2,820,000	2,732,125
FIRST LIEN SENIOR SECURED TERM LOANS – 47.03%
Art – 16.47%
Ostillo Delaware, LLC(a)	8.25%	3M US L + 6.50%	03/17/2023	$3,125,000	$3,125,000
Ostillo Delaware, LLC(b)	1.00%	1.00%	08/31/2020	1,050,000	–
Total Art				4,175,000	3,125,000
Real Estate– 15.81%
iBorrow(a)	8.75%	8.75%	03/23/2022	$3,000,000	$3,000,000
Total Real Estate				3,000,000	3,000,000
Legal – 14.75%
BWA20C(a)(c)	14.00%	14.00%	10/15/2025	$2,800,000	$2,800,000
Total Legal				2,800,000	2,800,000

Total First Lien Senior Secured Term Loans (Cost $8,925,000)				9,975,000	8,925,000

			7-Day Yield	Shares
MONEY MARKET MUTUAL FUNDS – 53.31%
GS Financial Square Federal Instruments Fund			0.12%	10,118,316	$10,118,316
Total Money Market Mutual Funds (Cost $10,118,316)				10,118,316	10,118,316

Total Investments – 114.74% (Cost $21,788,116)					$21,775,441
Liabilities in Excess of Other Assets – (14.74)%					(2,797,302)
Net Assets – 100.00%					$18,978,139

(a)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets.
(b)	This investment has an unfunded commitment as of June 30, 2020. The rate associated with undrawn committed delayed draw term loans represent rates for commitment and unused fees.
(c)	Non-income producing investment.
(d)	These investments have no contractual maturity date, are not redeemable and contractually pay an indefinite stream of interest.

ii

Description of Portfolio Investments Purchased After June 30, 2020

A brief description of an additional Investment we purchased on July 1, 2020 is set forth below:

Private Business Credit. The Company purchased a $475,000 participation in the sub-senior tranche of an $85.0 million senior secured credit facility to a provider of merchant cash advances. The loan was originated by a firm that provides credit facilities to specialty finance companies. The loan is secured by a diversified pool of merchant cash advances. Proceeds from the loan were used to refinance existing indebtedness and fund the origination of new merchant cash advances.

This investment will have a fixed coupon of 13.5% per annum, payable weekly, over a 36-month interest-only period. Following the end of the interest-only period or an event of default and subject to extension, the loan will enter amortization and principal will be repaid according to a structured waterfall. The sub-senior tranche is subordinated to a first-out tranche but senior to a junior tranche. The final maturity of the loan, subject to extension, is 48 months from its closing on July 1, 2020. The loan is governed by a borrowing base that is subject to eligibility criteria, advance rates, performance covenants, and portfolio concentrations.

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